UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2021

Movano Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Koll Center Parkway, Pleasanton, CA	94566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 651-3172

6200 Stoneridge Mall Rd., Suite 300, Pleasanton, CA, 94588

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2021, Movano Inc. announced its financial results for the quarter ended September 30, 2021. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

9.01. Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed below and incorporated herein by reference.

Exhibit No.	Description
99	Press release, dated November 11, 2021, issued by Movano Inc., furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movano Inc.

Date: November 12, 2021	By:	/s/ Jeremy Cogan
	Name:	Jeremy Cogan
	Title:	Chief Financial Officer

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